SUPPLEMENT DATED MARCH 29, 2010 TO THE PROSPECTUS DATED MARCH 15, 2010



                   ROBECO-SAGE MULTI-STRATEGY TEI FUND, L.L.C.
                                  (the "Fund")


     Effective April 1, 2010, the maximum sales load of the Fund referenced in the Prospectus has been increased from 2% to 2.5%.